Exhibit 10.23

TRANSLATION OF AMENDMENT OF LEASE AGREEMENT

The Chairman of the Board of Korea Specialty Contractor Financial Cooperative (referred as “Gap” hereafter) and the Executive Director of GTC Research, Inc. (referred as “Eul” hereafter) agree to make changes to the Amendment of Lease Agreement entered on 12/31/2009.

CONTENT

1.	Amended Items (Unit: Won/Month Rent and Monthly Maintenance Fee VAT is separate)

Items	Previous	Amended	Comment

Lease Property	Korea Specialty Contractor Financial Building 10th &11th Floors 5229.47 m2	Korea Specialty Contractor Financial Building 10th &11th Floors 5229.47 m2

Section 3 Lease Term	01/01/2010-12/31/2010	01/01/2011-12/31/2011	-

Section 5 (Lease Deposit)	388,837,200 (74,355/m2)	388,837,200 (74,355/m2)	Increase -

Section 6 (Monthly Rent)	40,047,200 (7,658/m2)	41,250.000 (7,888/m2)	Increase 1,202,800

Section 7 (Monthly Maintenance Fee)	39,555,700 (7,564/m2)	40,742,800 (7,791/m2)	Increase 1,187,100

Due Date for Rent/Maintenance Fee	Last day of each month (The next day if it falls in a holiday)	Last day of each month (The next day if it falls in a holiday)

Number of Free Parking Space	46	46

Special Item	Discounted Lease Deposit shall be adjusted at the time of the Lease Agreement for 2012

2.	Effective Date of the Amended Agreement: 1/1/2011

3.

If “Gap” or “Eul” wishes to terminate this agreement during the lease period, this agreement shall be terminated by providing notification of termination of the lease to the other party in writing at least by 3 months prior. In that case, there shall be no penalty for early termination. However, if the lessee prepaid one-month rent as a penalty (in case the lease is at least partially based on a deposit basis, calculated by applying a 12% annual interest rate to the deposit for a one-month period), the lease may be terminated immediately, even during the period stated above.

12/31/2010

Lessor	Address	395-70 Shindaebang-dong, Dongjak-gu, Seoul
	Business	Korea Specialty Coontractor Financial Cooperative
	Representative	Il Joong Kim [Seal]

Lessee	Address	395-70 Shindaebang-dong 11th Floor, Dongjak-gu, Seoul
	Business	GCT Research, Inc.
	Representative	Kyung Ho Lee [Seal]

[ ]	Translator’s Note

AMENDMENT OF LEASE AGREEMENT

The Chairman of the Board of Korea Specialty Contractor Financial Cooperative (referred as “Gap” hereafter) and the Executive Director of GTC Asia Pacific, Inc. (referred as “Eul” hereafter) agree to make changes to the Amendment of Lease Agreement entered on 12/31/2009.

CONTENT

1.	Amended Items (Unit: Won/Month Rent and Monthly Maintenance Fee VAT is separate)

Items	Previous	Amended	Comment

Lease Property	Korea Specialty Contractor Financial Building 10th Floor 739.13 m2	Korea Specialty Contractor Financial Building 10th Floor 739.13 m2

Section 3 Lease Term	01/01/2010-12/31/2010	01/01/2011-12/31/2011	-

Section 5 (Lease Deposit)	54,958,000 (74,355/m2)	54,958,000 (74,355/m2)	Increase -

Section 6 (Monthly Rent)	5,660,200 (7,658/m2)	5,830,200 (7,888/m2)	Increase 170,000

Section 7 (Monthly Maintenance Fee)	5,590,700 (7,564/m2)	5,758,500 (7,791/m2)	Increase 167,800

Number of Free Parking Space	6	6

Special Item	Discounted Lease Deposit shall be adjusted at the time of the Lease Agreement for 2012

2.	Effective Date of the Amended Agreement: 1/1/2011

3.

If “Gap” or “Eul” wishes to terminate this agreement during the lease period, this agreement shall be terminated by providing notification of termination of the lease to the other party in writing at least by 3 months prior. In that case, there shall be no penalty for early termination. However, if the lessee prepaid one-month rent as a penalty (in case the lease is at least partially based on a deposit basis, calculated by applying a 12% annual interest rate to the deposit for a one-month period), the lease may be terminated immediately, even during the period stated above.

12/31/2010

Lessor	Address	395-70 Shindaebang-dong, Dongjak-gu, Seoul
	Business	Korea Specialty Coontractor Financial Cooperative
	Representative	Il Joong Kim [Seal]

Lessee	Address	395-70 Shindaebang-dong, Dongjak-gu, Seoul
	Business	GCT Research, Inc.
	Representative	Kyung Ho Lee [Seal]

[ ]	Translator’s Note